Exhibit 10.2

NONE OF THE SECURITIES TO WHICH THIS AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

STOCK OPTION AND SUBSCRIPTION AGREEMENT

This STOCK OPTION AND SUBSCRIPTION AGREEMENT (the "Agreement") is made as of ________________, to be effective as of _______________, by and between BULLDOG TECHNOLOGIES INC. (the "Company"), whose business address is Suite 301, 11120 Horseshoe Way, Richmond, British Columbia, Canada V7A 5H7, and _______________, whose address is _____________________ (the "Optionee").

RECITALS

WHEREAS:

A.                         The Company wishes to grant stock options, pursuant to its 2004 Stock Option Plan (the “Plan”), to purchase an aggregate of _________________ (__________) shares of the Company’s common stock to the Optionee as an incentive for the Optionee in carrying out the duties and responsibilities of an employee of the Company.

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of other good and valuable consideration and the sum of one ($1.00) dollar now paid by the Optionee to the Company (the receipt and sufficiency whereof is hereby acknowledged), it is hereby agreed by and between the parties as follows:

1.1	In this Agreement, the following terms shall have the following meanings:
(a)	"Exercise Payment" means the amount of money equal to the Exercise Price multiplied by the number of Optioned Shares specified in the Notice of Exercise;
(b)	"Exercise Price" means $_________;
(c)	"Expiry Date" means ______________;
(d)

"Notice of Exercise" means a notice in writing addressed to the Company at its address first recited (or such other address of the Company as may from time to time be notified to the Optionee in writing), substantially in the form attached as Exhibit "A" hereto, which notice shall specify therein the number of Optioned Shares in respect of which the Options are being exercised;

(e)

"Options" means the irrevocable right and option to purchase, from time to time, all, or any part of the Optioned Shares granted to the Optionee by the Company pursuant to Section 1.2 of this Agreement;

(f)	"Optioned Shares" means the common shares of the Company, subject to the Options;
(g)	"Questionnaire" means the Prospective Investor Suitability Questionnaire attached as Exhibit “B” hereto;
(h)	"Securities" means, collectively, the Options and the Optioned Shares;
(i)	"Shareholders" means holders of record of the Shares;
(j)	"Shares" means the common shares in the capital stock of the Company;
(k)	"U.S. Person" shall have the meaning ascribed thereto in Regulation S under the 1933 Act, and for the purpose of the Agreement includes any person in the United States; and
(l)	"Vested Options" means the Options that have vested in accordance with Section 1.4 of this Agreement.

1.2                        The Company hereby grants to the Optionee as an incentive and in consideration of carrying out his duties as an employee of the Company, subject to the terms and conditions hereinafter set forth, Options to purchase a total of _____________ (_________) Optioned Shares at the Exercise Price.

1.3	The Optionee must complete, sign and return to the Company the Questionnaire.

1.4                        The Options shall vest over thirty-six months beginning on ______________________, with a total of __________________ (______) Options vesting each month for the first thirty-five months and _____________________ (______) Options vesting in month thirty-six.

1.5                        The Options shall, at 5:00 p.m. (Vancouver time) on the Expiry Date, forthwith expire and be of no further force or effect whatsoever.

1.6                        In the event of the death of the Optionee on or prior to the Expiry Date, the Vested Options, or such part thereof as remains unexercised, may be exercised by the personal representative of the Optionee at any time prior to 5:00 p.m. (Vancouver time) on the first anniversary of the date of death of the Optionee or prior to 5:00 p.m. (Vancouver time) on the Expiry Date, whichever is the earlier. In the event of the death of the Optionee on or prior to the Expiry Date, all of the Options which have not vested as of the date of death of the Optionee shall immediately expire and be of no further force or effect whatsoever.

1.7                        Vested Options shall terminate, to the extent not previously exercised, upon the occurrence of the first of the following events:

(a)	five (5) years from the Date of Grant;
(b)

the date of an Optionee's termination of employment or contractual relationship with the Company or any Related Corporation (as defined in the Plan) for cause (as determined in the sole discretion of the Plan Administrator, acting reasonably) or the date of resignation by an Optionee from the Optionee's employment, directorship or contractual relationship with the Company or any Related Company;

(c)

the expiration of one (1) year from the date of the death of the Optionee, or the expiration of one (1) year from termination of an Optionee's employment or contractual relationship by reason of Disability (as defined in Section 5(g) of the Plan); or

(d)

the expiration of three (3) months from the date of an Optionee's termination of employment or contractual relationship with the Company or any Related Corporation for any reason whatsoever other than cause, death or Disability or the Optionee’s removal as a director of the Company or any Related Corporation.

Each unvested Option granted pursuant hereto shall immediately expire and be of no further force or effect whatsoever upon termination of, removal or resignation from the Optionee's employment, directorship or contractual relationship with the Company or any Related Corporation for any reason whatsoever, unless vesting is accelerated in accordance with Section 5.1(f) of the Plan.

1.8                        Subject to the provisions hereof, the Vested Options shall be exercisable in whole or in part (at any time and from time to time as aforesaid) by the Optionee or his personal representative giving a Notice of Exercise together with the Exercise Payment by cash or by certified cheque, made payable to the Company.

1.9                        Upon the exercise of all or any part of the Vested Options and upon receipt by the Company of the Exercise Payment, the Company shall cause to be delivered to the Optionee or his personal representative, within ten (10) days following receipt by the Company of the Notice of Exercise, a certificate in the name of the Optionee or his personal representative representing, in aggregate, the number of Optioned Shares specified in the Notice of Exercise.

1.10                      Nothing in this Agreement shall obligate the Optionee to purchase any Optioned Shares except those Optioned Shares in respect of which the Optionee shall have exercised the Options in the manner provided in this Agreement.

1.11                      The terms of the Options are subject to the provisions of the Plan, as the same may from time to time be amended, and any inconsistencies between this Agreement and the Plan, as the same may be from time to time amended, shall be governed by the provisions of the Plan, a copy of which has been delivered to the Optionee, and which is available for inspection at the principal offices of the Company.

2.	Acknowledgements of the Optionee

2.1                      The Optionee acknowledges and agrees that:

(a)

none of the Options or the Optioned Shares have been registered under the 1933 Act or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state securities laws;

(b)	the Company has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act;
(c)

the Optionee has received and carefully read this Agreement and the public information which has been filed with the Securities and Exchange Commission (the "SEC") in compliance or intended compliance with applicable securities legislation (collectively, the "Company Information");

(d)

the decision to execute this Agreement and acquire the Securities hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company, and such decision is based entirely upon a review of the Company Information (the receipt of which is hereby acknowledged);

(e)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;
(f)	there is no government or other insurance covering the Securities;
(g)	there are risks associated with an investment in the Securities;
(h)

the Company has advised the Optionee that the Company is relying on an exemption from the requirements to provide the Optionee with a prospectus and to sell the Securities through a person registered to sell securities under the Securities Act (British Columbia) (the "B.C. Act") and, as a consequence of acquiring the Securities pursuant to this exemption, certain protections, rights and remedies provided by the B.C. Act, including statutory rights of rescission or damages, will not be available to the Optionee;

(i)

the Optionee and the Optionee's advisor(s) (if applicable) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the acquisition of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

(j)

the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Optionee during reasonable business hours at its principal place of business, and all documents, records and books in connection with the acquisition of the Securities hereunder have been made available for inspection by the Optionee, the Optionee's attorney and/or advisor(s) (if applicable);

(k)	the Company is entitled to rely on the representations and warranties and the statements and answers of the Optionee contained in this Agreement and in the Questionnaire;
(l)

the Optionee will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Optionee contained herein or in any document furnished by the Optionee to the Company in connection herewith (including, without limitation, the Questionnaire) being untrue in any material respect or any breach or failure by the Optionee to comply with any covenant or agreement made by the Optionee to the Company in connection therewith;

(m)

none of the Securities are listed on any stock exchange or automated dealer quotation system and no representation has been made to the Optionee that any of the Securities will become listed on any stock exchange or automated dealer quotation system; except that currently certain market makers make market in the common shares of the Company on the OTC Bulletin Board service of the National Association of Securities Dealers, Inc.;

(n)

the Company will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in accordance with applicable state and provincial securities laws;

(o)

the Optionee has been advised to consult the Optionee's own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

(i)	any applicable laws of the jurisdiction in which the Optionee is resident in connection with the distribution of the Securities hereunder, and
(ii)	applicable resale restrictions; and

(p)	this Agreement is not enforceable by the Optionee unless it has been accepted by the Company.
3.	Representations, Warranties and Covenants of the Optionee

3.1                        The Optionee hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the closing) that:

(a)	the Optionee is resident in the United States;
(b)	the Optionee has received and carefully read this Agreement and the Questionnaire;
(c)	the Optionee has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Optionee enforceable against the Optionee in accordance with its terms;
(d)

the acquisition of the Securities by the Optionee as contemplated in this Agreement complies with or is exempt from the applicable securities legislation of the jurisdiction of residence of the Optionee;

(e)

the Optionee (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Securities for an indefinite period of time, and can afford the complete loss of such investment;

(f)

the Optionee is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the investment, and the Optionee has carefully read and considered the matters set forth under the caption "Risk Factors" appearing in the Company's various disclosure documents, filed with the SEC;

(g)

the Optionee has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Securities and the Company, and the Optionee is providing evidence of such knowledge and experience in these matters through the information requested in the Questionnaire;

(h)

the Optionee understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in this Agreement and the Questionnaire, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Optionee shall promptly notify the Company;

(i)	all information contained in the Questionnaire is complete and accurate and may be relied upon by the Company, and the Optionee will notify the Company immediately of any material change in any such information occurring prior to the closing of the purchase of the Securities;

(j)

the Optionee is purchasing the Securities for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest in such Securities, and the Optionee has not subdivided its interest in the Securities with any other person;

(k)

the Optionee is not an underwriter of, or dealer in, the common shares of the Company, nor is the Optionee participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

(l)

the Optionee has made an independent examination and investigation of an investment in the Securities and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in anyway whatsoever for the Optionee's decision to invest in the Securities and the Company;

(m)

the Optionee is an "Accredited Investor", as the term is defined under Regulation D of the 1933 Act, or the Optionee agrees that the Options are not being offered as part of a public offering and that the Optionee has had access to information about the Company equal to the information that would have been contained in a registration statement filed by the Company and the Optionee has received and reviewed copies of all of the Company’s filings with the SEC;

(n)

the Optionee understands and agrees that none of the Options or the Optioned Securities have been or will be registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state securities laws;

(o)

it understands and agrees that the Company will refuse to register any transfer of the Optioned Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(p)

the Optionee is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(q)	no person has made to the Optionee any written or oral representations:
(i)	that any person will resell or repurchase any of the Securities;
(ii)	that any person will refund the purchase price of any of the Securities; or
(iii)	as to the future price or value of any of the Securities; and
(r)	the Optionee is an employee of the Company.
4.	Acknowledgement and Waiver

4.1                        The Optionee has acknowledged that the decision to purchase the Securities was solely made on the basis of publicly available information contained in the Company Information. The Optionee hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Optionee might be entitled in connection with the distribution of any of the Securities.

5.	Legending of Subject Securities

5.1                        The Optionee hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Securities will bear a legend in substantially the following form:

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

5.2                        The Optionee hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Agreement.

5.3                        The Optionee acknowledges that the Optioned Shares are subject to resale restrictions in British Columbia and may not be traded in British Columbia except as permitted by the B.C. Act and the rules made thereunder.

5.4                        Pursuant to Multilateral Instrument 45-102, as adopted by the British Columbia Securities Commission, a subsequent trade in the Optioned Shares will be a distribution subject to the prospectus and registration requirements of applicable Canadian securities legislation

(including the B.C. Act) unless certain conditions are met, which conditions include a hold period (the “Canadian Hold Period”) that shall have elapsed from the date on which the Options and/or Optioned Shares were issued to the Optionee and, during the currency of the Canadian Hold Period, any certificate representing the Options and/or Optioned Shares is to be imprinted with a restrictive legend (the “Canadian Legend”).

5.5                        By executing and delivering this Agreement, the Optionee will have directed the Company not to include the Canadian Legend on any certificates representing the Options and/or Optioned Shares to be issued to the Optionee.

5.6                        As a consequence, the Optionee will not be able to rely on the resale provisions of Multilateral Instrument 45-102, and any subsequent trade in the Options and/or Optioned Shares during or after the Canadian Hold Period will be a distribution subject to the prospectus and registration requirements of Canadian securities legislation, to the extent that the trade is at that time subject to any such Canadian securities legislation.

6.	Costs

6.1                        The Optionee acknowledges and agrees that all costs and expenses incurred by the Optionee (including any fees and disbursements of any special counsel retained by the Optionee) relating to the acquisition of the Securities shall be borne by the Optionee.

7.	Governing Law

7.1                        This Agreement is governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein. The Optionee irrevocably attorns to the jurisdiction of the courts of the Province of British Columbia.

8.	Survival

8.1                        This Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the shares underlying the Options by the Optionee pursuant hereto.

9.	Assignment
9.1	This Agreement is not transferable or assignable.
10.	Counterparts and Electronic Means

10.1                      This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date first above written.

11.	Severability

11.1                      The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

12.	Entire Agreement

12.1                      Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the subject matter hereof and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

13.	Effectiveness

13.1                      This Agreement shall be deemed to be effective following the delivery by the Optionee to the Company of two fully executed copies of this Agreement and the Questionnaire.

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the date first above written.

BULLDOG TECHNOLOGIES INC.

By:
John Cockburn, President

SIGNED, SEALED and DELIVERED by ________________ in the presence of: Signature Print Name Address Occupation	) ) ) ) ) ) ) ) ) ) ) ) )

EXHIBIT A

TO:	Bulldog Technologies Inc.

301 - 11120 Horseshoe Way

Richmond, British Columbia

Canada V7A 5H7

Notice of Exercise

This Notice of Exercise shall constitute proper notice pursuant to Section 1.7 of that certain Stock Option Agreement (the "Agreement") dated as of _______________, to be effective as of ___________________, between Bulldog Technologies Inc. (the "Company") and the undersigned.

The undersigned hereby elects to exercise Optionee's option to purchase __________________ shares of the common stock of the Company at a price of US$________ per share, for aggregate consideration of US$__________, on the terms and conditions set forth in the Agreement and the Plan. Such aggregate consideration, in the form specified in Section 1.7 of the Agreement, accompanies this notice.

The Optionee hereby directs the Company to issue, register and deliver the certificates representing the shares as follows:

Registration Information:	Delivery Instructions:

Name to appear on certificates	Name

Address	Address

Telephone Number

DATED at ____________________________________, the _______ day of _____________________, _______.

(Name of Optionee – Please type or print)

(Signature and, if applicable, Office)

(Address of Optionee)

(City, State, and Zip Code of Optionee)

(Fax Number)

EXHIBIT B

ACCREDITED INVESTOR QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Agreement.

The Optionee covenants, represents and warrants to the Company that it satisfies one or more of the categories of “Accredited Investors”, as defined by Regulation D promulgated under the 1933 Act, as indicated below: (Please initial in the space provide those categories, if any, of an “Accredited Investor” which the Optionee satisfies)

Category 1	A natural person whose individual net worth, or joint net worth with that person’s spouse, on the date of purchase exceeds US $1,000,000;
Category 2

A natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

Category 3	A director or executive officer of the Company;

The Optionee hereby certifies that the information contained in this Questionnaire is complete and accurate and the Optionee will notify the Company promptly of any change in any such information.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the _______ day of __________________, 2005.

If an Individual:

Signature

Print or Type Name

Social Security/Tax I.D. No.